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                                                                  EXHIBIT 10(16)

                        AMENDMENT OF SETTLEMENT AGREEMENT

      This is an AMENDMENT of a Settlement Agreement entered as of April 2, 1996 (the "Settlement Agreement") by and between Winners Entertainment, Inc. ("Winners") and Dorothy van Haaften:

      In consideration of the mutual promises, undertakings, deliveries, and payment set forth below, the parties hereby amend the Settlement Agreement as follows:

      1. Winners shall deliver to van Haaften a check in the amount of $10,000.00 upon execution of this Agreement.

      2. van Haaften agrees that the number of Make Up Shares to be delivered to her shall in connection with the Settlement Agreement shall be 133,416 instead of the 150,083 originally set forth in the Settlement Agreement.

      3. van Haaften agrees that the Promissory Note that is Exhibit A to the Settlement Agreement shall be replaced by the Promissory Note attached as Exhibit A to this Amendment.

      4. This Amendment is expressly conditioned upon van Haaften's receipt of the this Amendment executed by Winners together with the check for $10,000.00 on or before June 30, 1996. If such condition is not fulfilled, this Amendment shall be deemed void ab initio. 18th day of June, 1996.

                                          WINNERS ENTERTAINMENT, INC.

/s/ Dorothy vna Haaften                   By:  /s/ Edson R. Arneault
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Dorothy van Haaften                            Edson R. Arneault, President